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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 1999


                               Dime Bancorp, Inc.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                     001-13094                 11-3197414
          --------                     ---------                 ----------
(State or Other Jurisdiction)        (Commission               (IRS Employer
                                     File Number)            Identification No.)


          589 Fifth Avenue
          New York, New York                                      10017
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (212) 326-6170


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         As previously announced, on September 15, 1999, Dime Bancorp, Inc. (the "Registrant") entered into an Agreement and Plan of Merger by and between Hudson United Bancorp ("Hudson United") and the Registrant. This current report on Form 8-K includes certain investor presentation materials related to the merger of equals.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b)  Not applicable.

    (c)  Exhibits Required by Item 601 of Regulation S-K

         Exhibit Number    Description
         --------------    -----------

         99.1              Investor presentation materials, dated
                           September 1999, regarding the merger
                           of equals of Hudson United and the
                           Registrant.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            DIME BANCORP, INC.



                                            By: /s/ Anthony R. Burriesci
                                               ---------------------------------
                                                Name: Anthony R. Burriesci
                                                Title: Chief Financial Officer


Date: September 20, 1999


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                                  EXHIBIT INDEX

Exhibit Number             Description

99.1 Investor presentation materials, dated September 1999, relating to the proposed merger of equals of Hudson United Bancorp and Dime Bancorp, Inc.








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